Exhibit 99.1

Press Release

Release date: August 13, 2015

Communications Sales & Leasing, Inc. Reports Results

for the Period from April 24, 2015 through June 30, 2015

•	Revenues of $128.7 million
•	FFO and AFFO of $0.48 per diluted common share
•	EPS of $0.05 per diluted common share

LITTLE ROCK, Ark., August 13, 2015 (GLOBE NEWSWIRE) -- Communications Sales & Leasing, Inc. ("CS&L" or the “Company”) (Nasdaq:CSAL) today announced its financial results for the second quarter of 2015.

“We are extremely pleased with the successful launch of CS&L as an independent publicly traded REIT,” commented Kenny Gunderman, President and Chief Executive Officer. “We have developed a strong pipeline of acquisition and capital funding opportunities, and believe we are well positioned to create substantial shareholder value as we grow and diversify our portfolio.”

SECOND QUARTER RESULTS

CS&L was spun-off from Windstream Holdings, Inc. on April 24, 2015. As such, the Company’s results for the second quarter include only the period from April 24, 2015 through June 30, 2015 and no prior period results are reported in this release.

Funds from Operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), attributable to common shares for the period was $71.8 million, and Adjusted FFO (“AFFO”) attributable to common shares was $72.3 million. FFO and AFFO per diluted common share was $0.48 each for the period.

Adjusted EBITDA and net income of CS&L was $122.2 million and $8.3 million, respectively. Net income attributable to common shares was $8.0 million, or $0.05 per diluted share, for the period.

OUTLOOK

For the full year we expect FFO to range between $1.71 and $1.73 per diluted common share. We expect AFFO to range between $1.73 and $1.75 per diluted common share, and net income attributable to common shares to range between $0.13 and $0.16 per diluted share. These estimates do not reflect the impact of future acquisitions.

DIVIDENDS

As previously reported, on August 11, 2015 the Company’s Board of Directors declared a quarterly cash dividend of $0.60 per common share, payable on October 15, 2015 to stockholders of record on September 30, 2015.

CONFERENCE CALL

CS&L will hold a conference call today to discuss this earnings release at 11:00 AM Eastern Time (10:00 AM Central Time). The dial-in number for the conference call is (855) 542-4218 (or (412) 455-6084 for international callers) and the conference ID is 85886090. The conference call will be webcast live and can be accessed on the Company’s website at www.cslreit.com. A replay of the webcast will be available following the call on the Company’s website or by calling (855) 859-2056 (or (404) 537-3406 for international callers), conference ID 85886090, and will remain available for 14 days.

ABOUT CS&L

CS&L (Nasdaq:CSAL), an S&P 400 Midcap Index company headquartered in Little Rock, Ark., is an internally managed triple-net-lease real estate investment trust primarily engaged in the acquisition and leasing of communication distribution systems. CS&L currently owns 64,300 route miles of fiber, representing 3.5 million fiber strand miles, 235,200 route miles of copper and central office land and buildings across 29 states. Additional information about CS&L can be found on its website at www.cslreit.com.

FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended from time to time. Those forward-looking statements include all statements that are not historical statements of fact and those regarding our intent, belief or expectations regarding CS&L’s financial position, results of operations, market position, growth opportunities, economic conditions and other similar forecasts and statements of expectation, including, but not limited to, expectations regarding CS&L’s ability to create shareholder value, statements regarding CS&L’s pipeline and capital funding opportunities, and CS&L’s ability to make regular dividend payments.

Words such as "anticipate(s)," "expect(s)," "intend(s)," “estimate(s),” “foresee(s),” "plan(s)," "believe(s)," "may," "will," "would," "could," "should," "seek(s)" and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. These statements are based on management's current expectations and beliefs and are subject to a number of risks and uncertainties that could lead to actual results differing materially from those projected, forecasted or expected. Although we believe that the assumptions underlying the forward-looking statements are reasonable, we can give no assurance that our expectations will be attained. Factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: our ability to achieve some or all the benefits that we expect to achieve from our spin-off from Windstream Holdings; the ability and willingness of Windstream Holdings and any other customers to meet and/or perform their obligations under any contractual arrangements that are entered into with us, including master lease arrangements; the ability of Windstream Holdings and any other customers to comply with laws, rules and regulations in the operation of the assets we lease to them; the availability of and our ability to identify suitable acquisition opportunities and our ability to acquire and lease the respective properties on favorable terms; our ability to generate sufficient cash flows to service our outstanding indebtedness; access to debt and equity capital markets; changes in the credit ratings of CS&L and our customers; fluctuating interest rates; our ability to retain key management personnel; our ability to qualify or maintain our status as a real estate investment trust (“REIT”); changes in the U.S. tax law and other state, federal or local laws, whether or not specific to REITs; other risks inherent in ownership of communications distribution systems, including potential liability relating to environmental matters and illiquidity of real estate investments; and additional factors discussed in the Risk Factors section of our Registration Statement filed on Form S-11 with the SEC on June 25, 2015, and in our subsequent filings with the SEC.

CS&L expressly disclaims any obligation to release publicly any updates or revisions to any of the forward looking statements set forth in this release to reflect any change in its expectations or any change in events, conditions or circumstances on which any statement is based.

This release contains certain supplemental measures of performance that are not required by, or presented in accordance with, accounting principles generally accepted in the United States (“GAAP”). Such measures should not be considered as alternatives to GAAP. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found herein.

Communications Sales & Leasing, Inc.

Consolidated Balance Sheet

(In thousands, except per share data)

Assets:	June 30, 2015
Real estate investments, net	$2,440,326
Cash and cash equivalents	154,615
Accounts receivable, net	3,507
Intangible assets, net	12,458
Straight-line rent receivable	3,200
Derivative asset	28,551
Other assets	2,983
Total Assets	$2,645,640

Liabilities and Shareholders’ Deficit
Accounts payable, accrued expenses and other liabilities	$33,047
Dividends payable	66,576
Deferred income taxes	6,633
Notes and other debt	3,508,685
Total Liabilities	3,614,941

Commitments and contingencies

Preferred stock, $ 0.0001 par value, 50,000 shares authorized, no
shares issued and outstanding	—
Common stock, $ 0.0001 par value, 500,000 shares authorized,
149,832 shares issued and outstanding	150
Additional paid-in capital	—
Accumulated other comprehensive income	28,551
Distributions in excess of earnings	(998,002)
Total shareholders’ deficit	(969,301)
Total Liabilities and Shareholders’ Deficit	$2,645,640

Communications Sales & Leasing, Inc.

Consolidated Statement of Operations

(In thousands, except per share data)

Revenues:	Period from April 24 – June 30, 2015
Rental revenues	$124,172
Consumer CLEC revenues	4,576
Total revenues	128,748

Costs and expenses:
Interest expense	48,797
Depreciation and amortization	64,444
General and administrative	3,234
CLEC operating expenses	3,741
Total costs and expenses	120,216

Income before income taxes	8,532
Income tax expense	231
Net income	8,301
Participating securities’ share in earnings	(325)
Net income applicable to common shareholders	$7,976

Earnings per common share:
Basic	$0.05
Diluted	$0.05

Weighted average number of common shares outstanding:
Basic	149,827
Diluted	149,827

Dividends declared per common share	$0.44

Communications Sales & Leasing, Inc.

Consolidated Statement of Cash Flows

(In thousands)

Cash flow from operating activities:	Period from April 24 –June 30, 2015
Net income	$8,301
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	64,444
Amortization of deferred financing costs	1,272
Amortization of debt discount	1,366
Deferred income taxes	(292)
Straight-line rental revenues	(3,200)
Stock-based compensation	338
Other	35
Changes in:
Accounts receivable	(1,640)
Other assets	(1,827)
Accounts payable, accrued expenses and other liabilities	24,634
Net cash provided by operating activities	93,431

Cash flows from investing activities:
Consideration paid to Windstream Services	(1,035,029)
Capital expenditures	(397)
Net cash used by investing activities	(1,035,426)

Cash flows from financing activities:
Proceeds from issuance of Term Loans	1,127,000
Deferred financing costs	(29,933)
Common stock issuance costs	(456)
Cash in-lieu of fractional shares	(19)
Net cash provided by financing activities	1,096,592
Net increase in cash and cash equivalents	154,597
Cash and cash equivalents at beginning of period	18
Cash and cash equivalents at end of period	$154,615

Supplemental cash flow information:
Cash paid for interest	$24,583

Non-cash investing and financing activities:
Issuance of notes and other debt to Windstream Services, net of deferred financing costs ($34,681)	$2,412,829
Tenant capital improvements	6,303
Accrual of dividends declared	66,576

Communications Sales & Leasing, Inc.

Reconciliation of Net Income to FFO and AFFO

(In thousands)

Period from April 24 – June 30, 2015
Net income applicable to common shareholders	$7,976
Real estate depreciation and amortization	63,801
Participating securities share in earnings	325
Participating securities share in FFO	(352)
FFO applicable to common shareholders	71,750
Amortization of debt discount	1,272
Amortization of deferred financing costs	1,366
Stock based compensation	338
Amortization of customer list intangibles	643
Straight-line rental revenues	(3,200)
Acquisition and transaction related costs	73
Other	35
Adjusted FFO (“AFFO”) applicable to common shareholders	$72,277

Per diluted common share:
EPS	$0.05
FFO	0.48
AFFO	0.48

Weighted average common shares used to calculate diluted EPS, FFO and AFFO per common share	149,827

Communications Sales & Leasing, Inc.

Reconciliation of EBITDA and Adjusted EBITDA

(In thousands)

Period from April 24 – June 30, 2015
Net income	$8,301
Depreciation and amortization	64,444
Interest expense	48,797
Income tax expense	231
EBITDA	121,773
Stock based compensation	338
Acquisition and transaction related costs	73
Adjusted EBITDA	$122,184

Adjusted EBITDA:
Leasing	$121,349
Consumer CLEC	835
$122,184

Annualized Adjusted EBITDA	$655,841

As of June 30, 2015:	June 30, 2015
Notes and other debt (“Debt”)(1)	$3,650,000
Cash and cash equivalents	154,615
Net Debt	$3,495,385

Debt/Annualized Adjusted EBITDA	5.6x

Net Debt/Annualized Adjusted EBITDA	5.3x

(1)Excludes $141.3 million of unamortized discounts and deferred financing costs.

Communications Sales & Leasing, Inc.

Projected Future Results (1)

(Per Diluted Share)

Period from April 24 – December 31, 2015
Net income applicable to common shareholders	$0.13 to $0.16
Real estate depreciation and amortization	1.57
Participating securities share in earnings	0.01
Participating securities share in FFO	(0.01)
FFO applicable to common shareholders(2)	$1.71 to $1.73
Amortization of debt discount	0.04
Amortization of deferred financing costs	0.03
Stock based compensation	0.02
Amortization of customer list intangibles	0.02
Straight-line rental revenues	(0.08)
Adjusted FFO (“AFFO”) applicable to common shareholders(2)	$1.73 to $1.75

Weighted average common shares used to calculate diluted EPS, FFO and AFFO per common share	149,829

(1)The foregoing projections reflect management’s current view excluding the impact of future acquisitions, capital transactions, changes in market conditions, and other factors. These ranges represent management’s best estimates based on the underlying assumptions as of the date of this press release. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

(2)The components of projected future results may not add to FFO applicable to common shareholders and AFFO applicable to common shareholders due to rounding.

NON-GAAP FINANCIAL MEASURES

While we believe that net income, as defined by GAAP, is the most appropriate earnings measure, we also believe that FFO, AFFO, EBITDA and Adjusted EBITDA are important non-GAAP supplemental measures of operating performance of a real estate investment trust (“REIT”).

Historical cost accounting for real estate assets implicitly assumes that the value of the real estate diminishes predictably over time.  However, since real estate values have historically risen or fallen with market conditions, presentations of operating results for a REIT that use historical cost accounting could be less informative.  Thus, NAREIT created Funds From Operations, or “FFO”, as a supplemental measure of operating performance for REIT’s that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company uses the NAREIT definition of FFO. NAREIT defines FFO as net income applicable to common shareholders (computed in accordance with GAAP) excluding gains or losses from real estate dispositions, plus real estate depreciation and amortization and impairment changes.

The Company defines Adjusted Funds From Operations, or “AFFO”, as FFO excluding (i) non-cash revenues and expenses such as stock-based compensation expense, amortization of debt discounts, amortization of deferred financing costs, amortization of intangible assets, and straight line rental revenues and (ii) the impact, which may be recurring in nature, of acquisition and transaction related expenses, the write-off of unamortized deferred financing fees, additional costs incurred as a result of early repayment of debt, changes in the fair value of contingent consideration and financial instruments and similar items. We believe that the use of FFO and AFFO, combined with the required GAAP presentations, improves the understanding of operating results of REITs among investors and analysts, and makes comparisons of operating results among such companies more meaningful. We consider FFO and AFFO to be useful measures for reviewing comparative operating and financial performance. In particular, we believe AFFO, by excluding certain revenue and expense items, can help investors compare our operating performance between periods and to other REITs on a consistent basis without having to account for differences caused by unanticipated items and events, such as acquisition and transaction related costs. However, FFO and AFFO do not purport to be indicative of cash available to fund our future cash requirements.

We define EBITDA as net income, as defined by GAAP, before interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA, excluding gains or losses on the early repayment of debt, acquisition and transaction related expenses, net gains on real estate activity, changes in the fair value of financial instruments and other identified revenues and expenses. We believe EBITDA and Adjusted EBITDA are important supplemental measures to net income because they provide additional information to evaluate our operating performance on an unleveraged basis, and serve as an indicator of our ability to service debt. Adjusted EBITDA is calculated similar to defined terms in our material debt agreements used to determine compliance with specific financial covenants.

Annualized Adjusted EBITDA is calculated by dividing Adjusted EBITDA for the reported period by 68 days and multiplying it by 365 days. Our computation of Adjusted EBITDA and Annualized Adjusted EBITDA may differ from the methodology used by other REITs to calculate these measures, and, therefore, may not be comparable to such other REITs. Annualized Adjusted EBITDA has not been prepared on a proforma basis in accordance with Article 11 of Regulation S-X.

Our computations of EBITDA, Adjusted EBITDA, FFO and AFFO may not be comparable to that reported by other REITs or companies that do not define FFO in accordance with the current NAREIT definition or define EBITDA, Adjusted EBITDA, and AFFO differently than we do.

INVESTOR CONTACT:

Rob Clancy, 501-850-0855

VP - Investor Relations & Assistant Treasurer

rob.clancy@cslreit.com

Mark A. Wallace, 501-850-0866

SVP, Chief Financial Officer & Treasurer

mark.wallace@cslreit.com